Exhibit 10.42

OPTION AGREEMENT
UNDER THE PATHEON N.V.
2016 OMNIBUS INCENTIVE PLAN

This Award Agreement (this "Option Award Agreement"), dated as of March 23, 2017 (the "Date of Grant"), is made by and between Patheon N.V., a Dutch public limited company (the "Company"), and Michel Lagarde (the "Participant"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Patheon N.V. 2016 Omnibus Incentive Plan (the "Plan"). Where the context permits, references to the Company shall include any successor to the Company.

1. Grant of Option. The Company hereby grants to the Participant an option (the "Option") to purchase 110,402 Company Shares at an exercise price per share of $26.49 (the "Exercise Price"), subject to all of the terms and conditions of this Option Award Agreement and the Plan.

2. Vesting and Option Term. Subject to Section 4 of this Option Award Agreement, the Option shall vest ratably over the first, second and third anniversaries of the Date of Grant. The Option shall become exercisable with respect to the number of Common Shares subject to the vested portion of the Option. The term of the Option and of this Option Award Agreement (the "Option Term") shall commence on the Date of Grant set forth above and, unless previously terminated pursuant to Section 4 of this Option Award Agreement, shall terminate upon the tenth anniversary of the Date of Grant (the "Expiration Date"). Once exercisable, the Option shall continue to be exercisable at any time or times prior to the Expiration Date, subject to the provisions hereof and of the Plan. As of the Expiration Date, all rights of the Participant hereunder shall terminate.

3. Restrictions. The Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered and shall be subject to a risk of forfeiture until any requirements or restrictions contained in this Option Award Agreement or the Plan have been otherwise satisfied, terminated or expressly waived by the Company in writing. This Option Award Agreement shall not be assignable by the Participant.

4. Termination of Employment. Except as otherwise explicitly set forth in a written individual agreement entered into between the Participant and the Company or any of its Subsidiaries, the following provisions shall apply:

(a) Termination of Employment for Cause. Upon the termination of the Participant's employment with the Company and all Affiliates thereof by the Company for Cause, this Option Award Agreement shall terminate, all rights of the Participant with respect to the Option (whether or not exercisable) shall immediately terminate, and neither the Participant nor any of the Participant's successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such Option.

(b) Qualifying Termination of Employment. Upon termination of the Participant's employment with the Company and all Affiliates thereof (i) on account of death, (ii) due to Disability, (iii) by the Company without Cause or (iv) by the Participant for Good Reason, the Participant shall vest in the next tranche of the Option on a pro rata basis. The prorated portion shall be calculated based on the number of full months in the applicable one-year vesting period during which the Participant was employed by the Company as compared to twelve months. After giving effect to the foregoing, any unvested portion of the Option shall

Option Award Agreement

Exhibit 10.42
terminate on the date of such termination of employment and the vested portion of the Option shall remain exercisable for a period of one (1) year from and including the date of termination of the Participant's employment and thereafter the Option shall terminate.

(c) Termination of Employment for any Other Reason. Unless otherwise provided in an individual agreement with the Participant, upon the Participant's termination of employment with the Company and all Affiliates thereof for any reason other than the reasons enumerated in subsections (a) or (b) above, the portion of the Option that is exercisable as of the date of such termination of employment shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter). All additional portions of the Option which are not exercisable as of the date of such termination of employment shall terminate upon the date of such termination of employment.

5. Option Award Agreement Subject to Plan. This Option Award Agreement is made pursuant to all of the provisions of the Plan, which is incorporated herein by this reference, and is intended, and shall be interpreted in a manner, to comply therewith. In the event of any conflict between the provisions of this Option Award Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

6. No Rights to Continuation of Employment. Nothing in the Plan or this Option Award Agreement shall confer upon the Participant any right to continue in the employ of the Company or any Affiliate thereof or shall interfere with or restrict the right of the Company or its Affiliates to terminate the Participant's employment at any time for any reason whatsoever, with or without Cause.

7. Tax Withholding. The Participant is responsible for all taxes, including any federal, state, or local taxes, social security contributions and national insurance premiums due in respect of the Option and the issuance of Common Shares thereof. The Company or a Subsidiary shall be entitled to deduct from the Common Shares otherwise issuable hereunder or other compensation payable to the Participant any sums required by federal, state, local or foreign tax law to be withheld or to satisfy any applicable payroll deductions with respect to the Option. Subject to applicable law, the Company or a Subsidiary shall withhold from Common Shares otherwise issuable upon exercise of the Option, a portion of those Common Shares with an aggregate Fair Market Value (defined as in the Plan but measured as of the date of exercise) equal to the amount of the applicable withholding taxes, contributions and/or premiums; provided, however, that the number of such Common Shares so withheld shall not exceed the amount necessary to satisfy the Company's or the Subsidiary's required tax withholding obligations using the minimum statutory withholding tax rates (or such other amount as may be permitted by applicable law and accounting standards); provided, further, that, subject to applicable law, the Participant may elect to remit to the Company, or the relevant Subsidiary, an amount in cash sufficient to satisfy the applicable withholding taxes, contributions and/or premiums and receive the number of Common Shares issuable hereunder, provided the Company, or the relevant Subsidiary, is notified of the Participant's intention to remit cash prior to the date the Option is subject to taxation.

8. Section 409A Compliance. The intent of the parties is that the payments under this Option Award Agreement are exempt from, or to the extent subject thereto, comply with, Section 409A of the Code, and, accordingly, to the maximum extent permitted, this Option Award Agreement shall be interpreted and administered in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under

Option Award Agreement

Exhibit 10.42
Section 409A of the Code, the Participant shall not be considered to have terminated employment with the Company and its Affiliates for purposes of this Option Award Agreement until the Participant would be considered to have incurred a "separation from service" within the meaning of Section 409A of the Code. Any payments described in this Option Award Agreement that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in this Option Award Agreement, to the extent that any payment (including Common Share delivery) is to be made upon a separation from service and such payment would result in the imposition of any individual penalty tax and late interest charges imposed under Section 409A of the Code, such payment shall instead be made on the first business day after the date that is six (6) months following such separation from service (or upon the Participant's death, if earlier).

9. Governing Law. This Option Award Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choices of laws, of the State of New York applicable to agreements made and to be performed wholly within the State of New York.

10. Option Award Agreement Binding on Successors. The terms of this Option Award Agreement shall be binding upon the Participant and upon the Participant's heirs, executors, administrators, personal representatives, transferees, assignees and successors in interest, and upon the Company and its successors and assignees, subject to the terms of the Plan.

11. Necessary Acts. The Participant hereby agrees to perform all acts, and to execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Option Award Agreement, including but not limited to all acts and documents related to compliance with federal, state or foreign securities and/or tax laws.

12. Severability. Should any provision of this Option Award Agreement be held by a court of competent jurisdiction to be unenforceable, or enforceable only if modified, such holding shall not affect the validity of the remainder of this Option Award Agreement, the balance of which shall continue to be binding upon the parties hereto with any such modification (if any) to become a part hereof and treated as though contained in this original Option Award Agreement. Moreover, if one or more of the provisions contained in this Option Award Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable, in lieu of severing such unenforceable provision, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear, and such determination by such judicial body shall not affect the enforceability of such provisions or provisions in any other jurisdiction.

13. Entire Option Award Agreement. Except as set forth in Section 4 hereof, this Option Award Agreement and the Plan contain the entire agreement and understanding among the parties as to the subject matter hereof, and supersedes any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof.

14. Headings. Headings are used solely for the convenience of the parties and shall not be deemed to be a limitation upon or descriptive of the contents of any such Section.

Option Award Agreement

Exhibit 10.42
15. Counterparts; Electronic Signature. This Option Award Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. The Participant's electronic signature of this Option Award Agreement shall have the same validity and effect as a signature affixed by the Participant's hand.

16. Amendment. No amendment or modification hereof shall be valid unless it shall be in writing and signed by all parties hereto.

17. Data Protection. The Participant hereby acknowledges and consents to the Company and any Subsidiary sharing and exchanging his/her information held in order to administer and operate the Plan (including personal details, data relating to participation, salary, taxation and employment and sensitive personal data, e.g. data relating to physical or mental health, criminal conviction or the alleged commission of offences) (the "Information") and providing the Company and/or the Subsidiary's agents and/or third parties with the Information for the administration and operation of the Plan and the Participant further accepts that this may involve the Information being sent to a country outside the country in which the Participant provides services including to a country which may not have the same level of data protection laws as his/her home country. The Participant acknowledges that s/he has the right to request a list of the names and addresses of any potential recipients of the Information and to review and correct the Information by contacting his/her local human resources representative. The Participant acknowledges that the collection, processing and transfer of the Information is important to Plan administration and that failure to consent to same may prohibit participation in the Plan.

18. Additional Matters. This Option Award Agreement is intended to comply with the applicable laws of any country or jurisdiction where the Option is granted under the Plan, and all provisions hereof shall be construed in a manner to so comply. The following provisions shall apply to the Participant, as appropriate:

Australia:

Section 7 shall be amended to add the following language at the end thereof:

This scheme is a scheme to which Subdivision 83A-C of the Income Tax Assessment Act 1997 applies (subject to the conditions in the Income Tax Assessment Act 1997).

Section 17 shall be deleted in its entirety and replaced with the following language:

Data Protection. The Participant hereby acknowledges and consents to the Company and any Subsidiary sharing and exchanging his/her information held in order to administer and operate the Plan (including personal details, data relating to participation, salary, taxation and employment and sensitive personal data, e.g., data relating to physical or mental health, criminal conviction or the alleged commission of offenses) (the "Information") and providing the Company and/or the Subsidiary's agents and/or third parties with the Information for the administration and operation of the Plan. The Participant further accepts that this may involve the Information being sent to a country outside Australia, including to a country which may not have the same level of data protection laws as Australia, and by consenting to this

Option Award Agreement

Exhibit 10.42
disclosure the Participant acknowledges that the Company and Subsidiaries may not take steps to ensure that the overseas recipient complies with the Australian Privacy Principles. The Participant acknowledges that s/he has the right to request a list of the names and addresses of any potential recipients of the Information, to review and correct the Information, and to raise any concerns about the handling of the Information, by contacting his/her local human resources representative. The Participant acknowledges that the collection, processing and transfer of the Information is important to Plan administration and that failure to consent to same may prohibit participation in the Plan.

Austria:

Section 17 shall be deleted in its entirety and replaced with the following language:

Data Protection. The Participant hereby acknowledges and consents that the following information required in order to administer and operate the Plan may be processed and shared with the Company, its principal office located at [include address] and [Print Name of Participant, including the address]: name, date of birth, address, employee ID, tax number, length of service with the company, award program in which the Participant participates, amount of salary (the "Information"). The Participant will provide the Company and/or the Subsidiary's agents and/or third parties with the Information for the administration and operation of the Plan as requested from time to time. The Participant further acknowledges and consents that, in order to administer and operate the Plan, the Information may be sent to [name every Company Affiliate recipient located outside the European Economic Area and every Third Party Affiliate receiving information (e.g., UBS), including its address]and the Participant acknowledges that these recipients are located in countries which may not have the same level of data protection laws as Austria. The Participant acknowledges that s/he has the right to request a list of the names and addresses of any potential recipients of the Information and to review and correct the Information by contacting his/her local human resources representative. The Participant may withdraw his or her consent according to this Consent at any time. The Participant acknowledges that the collection, processing and transfer of the Information is important to Plan administration and that failure to consent to same (or withdraw the consent) may prohibit participation in the Plan.

Canada:

Section 7 shall be replaced with the following:

Tax Withholding. The Company may withhold from any amount payable to a Participant, either under this Plan or otherwise, such amount as may be necessary to enable the Company to comply with the applicable requirements of any federal, provincial, state or local law, or any administrative policy of any applicable tax authority, relating to the withholding of tax or any other required deductions with respect to Options hereunder ("Withholding Obligations"). The Company shall also have the right in its discretion to satisfy any liability for any Withholding Obligations by selling, or causing a broker to sell, on behalf of any Participant or causing any Participant to sell such number of Shares issued to the Participant sufficient to fund the Withholding Obligations (after deducting any commissions payable to the broker). The Company may require a Participant, as a condition to exercise of an Option,

Option Award Agreement

Exhibit 10.42
to make such arrangements as the Company may require so that the Company can satisfy applicable Withholding Obligations on terms and conditions determined by the Company in its sole discretion, including, without limitation, requiring the Participant to (i) remit the amount of any such Withholding Obligations to the Company in advance; (ii) reimburse the Company for any such Withholding Obligations; or (iii) cause a broker who sells Shares acquired by the Participant under the Plan on behalf of the Participant to withhold from the proceeds realized from such sale the amount required to satisfy any such Withholding Obligations and to remit such amount directly to the Company.

Denmark:

Section 4(b) shall be deleted in its entirety and replaced with the following language:

Qualifying Termination of Employment. Upon termination of the Participant's employment with the Company and all Affiliates thereof (i) on account of death, (ii) by the Company without Cause or (iii) by the Participant for Good Reason, the Participant's Option shall continue to vest as though the Participant was still an employee of the Company. Once the Option is vested, the Option shall remain exercisable for a period of one (1) year following the vesting date (and shall terminate thereafter), provided such period occurs prior to the Expiration Date, subject to the provisions hereof and of the Plan.

France:

Section 1 shall be amended to add the following language at the end thereof:

The Option shall be deemed granted under and subject to the terms of the French Sub Plan For The Grant Of French-Qualifying Options To Employees And Officers In France (Exhibit B of the Plan).

Section 17 shall be deleted in its entirety and replaced with the following language:

Data Protection. The Participant hereby acknowledges and consents to the Company and any Subsidiary collecting, processing, storing, sharing and exchanging his/her information (including personal details, data relating to participation, salary, taxation and employment and sensitive personal data, e.g. data relating to physical or mental health, criminal conviction or the alleged commission of offences) (the "Information"), and providing the Company and/or the Subsidiary's agents and/or third parties with the Information, for the sole purpose of the administration and operation of the Plan. The Participant explicitly acknowledges and accepts that the Information may be sent to a country outside of the European Economic Area (such as the United States), whose regulatory provisions in respect of the protection of personal data may differ from those in force in France. The Participant understands that Information will be held only as long as is necessary to implement, administer and manage his /her participation in the Plan. The Participant understands that s/he may, at any time, view Information, request additional information about the storage and processing of Information, obtain the correction, deletion or blocking of Information if it is incomplete or inaccurate, object to the processing of Information on compelling legitimate grounds relating to his/her personal situation or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his/her local human resources representative. The Participant

Option Award Agreement

Exhibit 10.42
acknowledges that s/he has the right to request a list of the names and addresses of any potential recipients of the Information. The Participant acknowledges that the collection, processing and transfer of the Information is important to Plan administration and that failure to consent to same may prohibit participation in the Plan.

The following shall be added as Section 19:

French Language Provision. The Participant declares that he/she has a sufficient level of English to understand all the contents of this Option Award Agreement, does not request a translation of this document into his/her mother tongue and accepts that all other texts or documents relating to this Option Award Agreement will be drawn up in English, save where such documents impose obligations (such as the achievement of objectives) on the Participant in which case such documents will be translated into French.

French translation: Le Participant déclare avoir un niveau d'anglais suffisant pour comprendre l'intégralité du contenu de ce contrat d'attribution d'option, ne demande pas de traduction de ce document dans sa langue maternelle et accepte que tout autre acte ou document relatif à ce contrat d'aitribution d'option soit rédigé en anglais, sauf si celui-ci fixe des obligations (telles que la réalisation d'objectifs) pour le Participant auquel cas ces documents seront traduits en francais.

Germany:

Section 6 shall be amended to add the following language at the end thereof:

The Participant acknowledges that the Company is exclusively liable for the grant of Options pursuant to this Option Award Agreement and, with respect to any Participant who is a party to an employment agreement with a German Affiliate, such German Affiliate shall not bear any liability relating to this Option Award Agreement. Tax withholding obligations shall include any obligations to withhold payments on account of social security contributions and national insurance premiums.

Section 7 shall be amended to add the following language at the end thereof:

As used in this Section 7, "Subsidiary" shall include any Subsidiary subject to German withholding tax, social security contributions ("Sozialversicherungsbeiträge") and national insurance premiums.

Section 17 shall be deleted in its entirety. The Data Protection language on the Signature Page for Option Award Agreements granted to German Participants shall apply to all German Participants.

Italy:

Section 17 shall be deleted in its entirety and replaced with the following language:

Data Protection: The Participant hereby acknowledges and consents to the Company and any Subsidiary collecting, processing, storing, sharing and exchanging his/her information (including personal details, data relating to participation, salary, taxation and employment and

Option Award Agreement

Exhibit 10.42
sensitive personal data, e.g., data relating to physical or mental health, criminal conviction or the alleged commission of offences) (the "Information"), and providing the Company and/or the Subsidiary's agents and/or third parties with the Information, for the sole purpose of the administration and operation of the Plan. The Participant explicitly acknowledges and accepts that the Information may be sent to a country outside of the European Economic Area (such as the United States), whose regulatory provisions in respect of the protection of personal data may differ from those in force in Italy. The Participant understands that Information will be held only as long as is necessary to implement, administer and manage his /her participation in the Plan. The Participant understands that s/he may, at any time, view Information, request additional information about the storage and processing of Information, obtain the correction, deletion or blocking of Information if it is incomplete or inaccurate, object to the processing of Information on compelling legitimate grounds relating to his/her personal situation or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his/her local human resources representative. The Participant acknowledges that s/he has the right to request a list of the names and addresses of any potential recipients of the Information. The Participant acknowledges that the collection, processing and transfer of the Information is important to Plan administration and that failure to consent to same may prohibit participation in the Plan. The Company shall be responsible for determining the purposes and methods of transferring and processing the Information, and ensuring security measures are in place.

Japan:

Section 6 shall be amended to add the following language at the end thereof:

This Option Award Agreement shall not become part of the Participant's salary or compensation, nor an acquired right, since it is not intended to compensate the Participant for the Participant's services to the Participant's employer but to be part of a global employee incentive plan implemented by the Company.

People's Republic of China:

Section 6 shall be deleted in its entirety and replaced with the following language:

No Rights to Continuation of Employment. This Option Award Agreement and the Plan are separate from and do not form a part of the employment contract between the Participant and the Company or any Subsidiary. None of the benefits provided under the Plan shall become part of the Participant's salary or remuneration when calculating social insurance contributions or economic compensation which may be payable upon termination of the Participant's employment contract with the Company or any Subsidiary.

United Kingdom:

Section 6 shall be amended to add the following language at the end thereof:

Option Award Agreement

Exhibit 10.42
This Option Award Agreement and the Plan are separate from and do not form a part of any contract of employment or any other agreement between the Participant and the Company or any Subsidiary. If the Participant ceases to be employed or engaged by the Company or any Subsidiary for any reason (including as a result of a repudiatory breach of contract by any member of the Group) the Participant shall not be entitled (and by participating in the Plan shall be deemed irrevocably to have waived any entitlement, by way of compensation for loss of employment, breach of contract or otherwise) to any sum or other benefit to compensate the Participant for any rights or prospective rights under the Plan. This exclusion applies equally (and without limitation) to any loss arising from the way in which the discretion is (or is not) exercised under any Section of the Plan even if the exercise (or non-exercise) of such discretion is, or appears to be, irrational or perverse and/or breaches, or is claimed to breach any implied term of the Plan or any other contract between the Participant and his/her employer. Participation in the Plan and any benefits provided under it shall not be pensionable nor will they count as pay or remuneration when calculating salary related benefits (including, but not limited to, pension).

Section 7 shall be amended to add the following language at the end thereof:

Indemnity for income tax and national insurance contributions: Without prejudice to Section 7 of this Option Agreement, the Participant irrevocably agrees to (i) pay to the Company, his employer or former employer (as appropriate) the amount of any Tax Liability; or (ii) enter into arrangements to the satisfaction of the Company, his employer or former employer (as appropriate) for payment of any Tax Liability. The Participant irrevocably agrees that (a) the Participant will reimburse the Company, his employer or former employer (as appropriate) for any secondary class 1 (employer) National Insurance contributions (NICs) (or any similar liability for social security contribution in any jurisdiction), should the Company request such a reimbursement, that (i) the Company or any employer (or former employer) of the Option Holder is liable to pay as a result of any Taxable Event ; and (ii) may be lawfully recovered by the Company or any employer (or former employer) from the Participant and (b) at the request of the Company, his employer or former employer, the Participant shall join that person in making a valid election to transfer to the Participant the whole or any part of the liability for secondary class 1 (employer) NICs (or any similar liability for social security contribution in any jurisdiction).The Participant irrevocably agrees to enter into a joint election in respect of any Company Shares to be acquired on exercise of the Option under section 431(1) or section 431(2) of the Income Tax (Earnings and Pensions) Act 2003 ("ITEPA"), if required to do so by the Company, his employer or former employer, on or before the date of exercise of the Option. The Participant hereby appoints the Company (acting by any of its directors from time to time) as the Participant's attorney to (a) sell sufficient Company Shares as specified in Section 7; and (b) execute any joint election that must be entered into under this Section, in the Participant's name and on the Participant's behalf. The Company may appoint one or more persons to act as substitute attorney(s) for the Participant and to exercise one or more of the powers conferred on the Company by the power of attorney set out in this Section, other than the power to appoint a substitute attorney. The Company may subsequently revoke any such appointment. The power of attorney set out in this Section shall be irrevocable, save with the consent of the Company, and is given by security to secure the interest of the Company (for itself and as trustee under this Option Award Agreement on behalf of any employer or former employer of the Participant) as a person liable to account for or pay any relevant Tax Liability. For the purposes of this

Option Award Agreement

Exhibit 10.42
Section: (1) "Taxable Event" means any event or circumstance that gives rise to a liability for the Participant to pay income tax, national insurance contributions or both (or their equivalents in any jurisdiction) in respect of (a) the Option, including its exercise, assignment or surrender for consideration, or the receipt of any benefit in connection with it; (b) any Company Shares (or other securities or assets): (i) earmarked or held to satisfy the Option; (ii) acquired on exercise of the Option; (iii) acquired as a result of holding the Option; or (iv) acquired in consideration of the assignment or surrender of the Option; (c) any securities (or other assets) acquired or earmarked as a result of holding Company Shares (or other securities or assets) mentioned in (b) above; or (d) any amount due under pay as you earn (PAYE) in respect of securities or assets in (a) to (c) above, including any failure by the Participant to make good such an amount in the time limit specified in section 222 ITEPA; and (2) "Tax Liability" means the total of (a) any income tax and primary class 1 (employee) national insurance contributions (or their equivalents in any jurisdiction) for which any employer (or former employer) of the Participant is or may be liable to account (or reasonably believes it is or may be liable to account) as a result of any Taxable Event[; and (b) any national insurance contributions (or equivalent in any jurisdiction) that any employer (or former employer) of the Participant is or may be liable to pay (or reasonably believes it is or may be liable to pay) as a result of any Taxable Event that can be recovered lawfully from the Participant.

Section 17 shall be deleted in its entirety and replaced with the following language:

Data Protection; Consent to use of personal data: The Participant hereby acknowledges and consents to the Company and any Subsidiary collecting, processing, storing, sharing and exchanging his/her information (including personal details, data relating to participation, salary, taxation and employment and sensitive personal data, e.g. data relating to physical or mental health, criminal conviction or the alleged commission of offences) (the "Information"), and providing the Company and/or the Subsidiary's agents and/or third parties with the Information, for the sole purpose of the administration and operation of the Plan. The Participant explicitly acknowledges and accepts that the Information may be sent to a country outside of the European Economic Area (such as the United States), whose regulatory provisions in respect of the protection of personal data may differ from those in force in the United Kingdom. The Participant understands that Information will be held only as long as is necessary to implement, administer and manage his /her participation in the Plan. The Participant understands that s/he may, at any time, view Information, request additional information about the storage and processing of Information, obtain the correction, deletion or blocking of Information if it is incomplete or inaccurate, object to the processing of lnformation on compelling legitimate grounds relating to his/her personal situation or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his/her local human resources representative. The Participant acknowledges that s/he has the right to request a list of the names and addresses of any potential recipients of the Information. The Participant acknowledges that the collection, processing and transfer of the Information is important to Plan administration and that failure to consent to same may prohibit participation in the Plan.

Option Award Agreement

Exhibit 10.42
IN WITNESS WHEREOF, the parties hereto have executed this Option Award Agreement as of the date set forth above.

PATHEON N.V.

By /s/ Jim Mullen

Print Name: Jim Mullen

Title: Chief Executive Officer

The undersigned hereby accepts and agrees to all the terms and provisions of the Plan and foregoing Option Award Agreement.

PARTICIPANT

Signature:  /s/ Michel Lagarde

Print Name: Michel Lagarde

Option Award Agreement